UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004



                            PALOMAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


         000-32829                                88-0470235
  (Commission File Number)            (IRS Employer Identification No.)


  1802 N. CARSON ST., NO. 212-2705,                 89701
      CARSON CITY, NEVADA                         (Zip Code)
 (principal executive offices)

                                 (775) 887-0670
              (Registrant's telephone number, including area code)


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ITEM 8.01  OTHER  EVENTS.

     On August 20, 2004 the Registrant terminated all operations of Prize Pizza, an all you can eat buffet, in Tempe, Arizona ("Prize Pizza"). The Prize Pizza facility is now closed and no business in being conducted. Prize Pizza was a result of a joint venture between the Registrant and Prize Pizza, LLC, a Delaware limited liability company, as reported in the Registrant's Current Report on Form 8-K filed with the Commission on May 7, 2004.

     Prize Pizza's operations were terminated because the board of directors has mandated that the Registrant focus its entire resources on its core business of: real estate development, real estate acquisitions, real estate sales, real estate home loans and mortgages and other related financial matters.


ITEM 9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (a)  Financial  Statements.
               ----------------------

          None.

          (b)  Exhibits.
               --------

          None.


                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 27, 2004                           PALOMAR ENTERPRISES, INC.


                                                By /s/Steven Bonenberger
                                                   -----------------------------
                                                   Steven Bonenberger, President


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